SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

              -----------------------------------------------------

                                    FORM 8-K

             CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): November 21, 2003




                            HAMPSHIRE GROUP, LIMITED
 ------------------------------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




           DELAWARE                 000-20201           06-0967107
  ---------------------------      -----------      ---------------------
 (STATE OR OTHER JURISDICTION      (COMMISSION        (I.R.S. EMPLOYER
      OF INCORPORATION)            FILE NUMBER)       IDENTIFICATION NO.)


         215 Commerce Boulevard,
         Anderson, South Carolina                       29625
   ----------------------------------------            --------
   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)           (ZIP CODE)



                                 (864) 225-6232
               --------------------------------------------------
               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE

Item 5.  Other Events.

     On November 21, 2003, Hampshire Group, Limited (the "Company") issued a press release announcing that the Chief Financial Officer, William W. Hodge, has resigned to pursue other business opportunities and that the Company named Charles W. Clayton, its Treasurer to assume the responsibilities of Chief Financial Officer, effective December 1, 2003. The company is filing a copy of such press release as Exhibit 99.1 hereto, which is incorporated by reference herein.

Item 7. Financial Statements and Exhibits.

(a) Not applicable

(b) Not applicable

(c) Exhibits. The following exhibit is being filed herewith:

Exhibit 99.1 -- Press release issued by Hampshire Group, Limited date November 21, 2003.





                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     Hampshire Group, Limited




Date: November 21, 2003              By: /s/ Charles W. Clayton
-----------------------              --------------------------------
                                     Charles W. Clayton
                                     Treasurer

                                  EXHIBIT INDEX


Exhibit No.                Description
----------     -------------------------------------------------------
   99.1        Press release of the Hampshire Group Limited,
               dated November 21, 2003.